A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Winter 2017

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of more than 30 years1 of success in impact investing – generating strong risk-adjusted returns for pension funds while also providing the vital collateral benefits of union jobs and affordable housing for working people. The HIT’s investments have had significant positive impacts on communities across the U.S.

The HIT is a $5.8 billion investment grade fixed-income mutual fund2 that specializes in high credit quality multifamily mortgage-backed securities. This focus provides an investment that is low credit risk, a source of attractive current income, and also liquid. Over 93% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises, or are in cash. The HIT is well-suited to meet the investment needs of pension plans and other labor organizations with union member beneficiaries because:

The HIT’s investment strategy is to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio.

(1) The HIT is an option with a solid long-term performance record, providing higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark (see page 7 for more information on performance);

(2) The HIT’s focus on high credit quality multifamily securities should make it a lower credit risk investment than many other fixed-income vehicles;

(3) This focus on high credit quality together with its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities;

(4) The HIT directly sources multifamily and healthcare construction-related investments that have higher yields than investments of similar duration and credit quality. These investments contribute to the HIT’s competitive returns while also creating family-supporting union jobs, and affordable housing; and

(5) The HIT’s investment strategy is to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio. As a fund with capital and patience, it can pursue this strategy because it has a diverse pipeline of investment opportunities that offer a variety of multifamily debt structures.

1 When combined with its predecessor, the HIT’s socially responsible investments span more than 50 years.

2 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

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Fixed Income: An Important Portfolio Component

Soft global growth and elevated geopolitical risks drove government borrowing rates lower in 2016 until the U.S. election. Global quantitative easing and accommodative monetary policy exacerbated the low interest rate environment, pushing sovereign yields and corporate debt spreads lower as investors added credit risk in pursuit of higher yields. After the U.S. election, there was a dramatic increase in interest rates. Yields on 2-, 5-, 10-, and 30-year U.S. Treasury securities rose by 34, 59, 57, and 42 basis points, respectively, from November 8 through December 31, reaching levels not seen in over a year. From December 31, 2015 through December 31, 2016, yields rose slightly with 2-, 5-, 10-, and 30-year U.S. Treasuries yields up by 14, 15, 16, and 4 basis points, respectively.

The world faces an uncertain and volatile post-election environment. There was a dramatic reaction to the U.S. presidential and congressional results, with bond yields, equity prices, and the dollar up significantly. Geopolitical risks remain across the globe. In Europe, the execution of Brexit and the spread of populism may disrupt global markets. China’s cooling economy and potential trade wars between the U.S. and other countries could negatively impact the markets. Military conflicts and ongoing unrest in the Middle East are also risk factors.

Equities vs. Investment Grade Fixed Income
10-years ending December 31, 2016

Source: Haver Analytics and Barclays Live

Fixed-income has provided steady long-term growth (as shown above). It remains an important asset class for diversified portfolios in this uncertain and volatile environment. Long-term investors seeking income, high credit quality, and diversification should consider the HIT.

The HIT: Diversification and Capital Preservation

The HIT can provide important diversification from equities, real estate, and other asset classes. Historically, the HIT’s returns have been negatively correlated to equities, as represented by the S&P 500 Index. Although highly correlated with the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), the HIT does not hold corporate debt and may provide better diversification and higher credit quality than other fixed-income investments that hold corporate debt, whose performance tends to be more correlated with equities. The capital preservation inherent in the HIT’s high credit quality investments and its competitive returns make the HIT a complement to riskier investments.

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Correlation of Monthly Year-over-Year Changes in Indices
Periods ending December 31, 2016
Asset	5 Years	10 Years
HIT (net)	1.00	1.00
Bloomberg Barclays U.S. Aggregate Bond Index	0.99	0.96
Bloomberg REIT Index	0.54	0.07
U.S. Standard & Poor’s 500 Index	-0.38	-0.18
United Kingdom FTSE 100 Index	-0.40	-0.05
Source: Haver Analytics, Bloomberg LP, Barclays Live, and the HIT

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage. In today’s uncertain investment environment, the HIT’s strategy continues to draw on these strengths.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Aggregate. The HIT specializes in government and agency issued, guaranteed, or insured multifamily3 mortgage-backed securities (MBS) that have some form of prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests. It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate. Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark. The result has been a consistent income advantage that contributes positively to the HIT’s performance.

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly. Its ability to customize construction financing for developers and sponsors allows it to invest in assets that offer relative value opportunities.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects. The HIT’s ability to customize construction financing for developers and sponsors, including financing insured by the Federal Housing Administration (FHA), Fannie Mae, Freddie Mac, and housing finance agencies, allows it to invest in assets that offer relative value opportunities.

3 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities.

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Core Competency

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, housing finance agencies, mortgage bankers, and others, as well as the ability to provide technical expertise to assist them in completing complex transactions. The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio. These investments contribute to the HIT’s track record over time.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects suitable for investment. These professionals use their extensive relationships with labor organizations, community groups, developers, mortgage bankers, housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments. The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities, as shown in the graph below. By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs. The HIT’s expertise in FHA programs, in particular, can be valuable to market participants. With decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing. The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government. Over the past eight years, the HIT has experienced no defaults resulting in the loss of principal.

Historical Multifamily Spreads
December 2011 -December 2016

Source: HIT and Securities Dealers

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The HIT also sources investments with housing finance agencies (HFAs). Currently the HIT is both building on long-term HFA relationships, in areas such as Massachusetts and New York City, and crafting new relationships with agencies that have recently returned to funding multifamily housing construction and rehabilitation. HFAs offer a number of attractive investment opportunities including bonds issued as general obligations of the HFA and those backed by risk-share agreements with the Federal Housing Administration. Working with HFAs to design financing at an early stage can meet the needs of both the HIT and the sponsor.

Contributing to Communities & Generating Competitive Returns

In addition to producing competitive returns and desirable diversification benefits for its investors, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country. Unlike most fixed-income investment vehicles, the HIT directly helps to create assets in communities by financing job-generating construction of multifamily developments and healthcare facilities.4 The HIT has successfully worked with cities and states to support their development priorities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage earners.

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This pension capital allows the HIT to finance multifamily development projects by purchasing government/agency multifamily construction-related securities. The securities help provide pension plan investors with competitive returns, while the projects create union construction jobs. As workers on the projects earn income, pension plan contributions increase. The pension plans then have more capital to invest in the HIT and the cycle continues.

Cycle of Sustainable Investment

The HIT established its Construction Jobs Initiative with support from AFL-CIO leadership in 2009 as a response to the unemployment crisis and concluded the initiative in 2016. Workers’ capital put thousands

4 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

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of union members back to work on projects that are building affordable housing and promoting economic growth. Through December 31, 2016:5

●	$2.0 billion in HIT commitments were made to job-generating investments;

●	89 projects in 39 cities were financed, representing $4.8 billion of development activity on HIT-financed projects and projects receiving support from the its subsidiary Building America CDE;

●	23,640 union construction jobs were created at these projects and 26,800 additional jobs were created in industries that supply materials or services to the projects and as a result of spending by the projects’ construction workers and service providers;

●	$8.0 billion in total economic activity was generated; and

●	$1 billion in tax and fee revenue ($359 million in state and local tax and fee revenue and more than $679 million in federal revenue) was raised.[5]

The total estimated benefits of HIT’s investments since 1984 are even more dramatic.5

●	The HIT and Building America have created over 77,000 union construction jobs, or 155 million hours of work, at 430 construction projects in 29 states.

●	These projects have generated an estimated $25.6 billion in economic benefits for local communities, including $10.0 billion in personal income including health insurance, retirement and other benefits, with over half of the income going to union construction workers.

●	The activity has generated nearly 164,000 total jobs across industries, and

●	State and local governments have received tax and fee revenue of $1.0 billion and federal revenue has been over $2.1 billion.

HIT Projects*

(Historical Totals, including Building America projects, 1984 through December 31, 2016)

HIT Financing Commitments	$10.4 billion
Building America Investment of New Markets Tax Credits	$85 million
Total Development Value	$16.6 billion
Union Construction Jobs	77,000
Units of Housing/Beds	102,100
Affordable Units	66,900

*475 total investments including new construction, substantial rehabilitation, preservation,

and refinancing,; HIT financing commitments and total development value in 2016 dollars

Capital contributions from investors permit the HIT to purchase the construction-related securities that are central to its strategy for providing competitive returns coupled with union construction jobs, affordable housing, and community development.

5 Estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on HIT project data and secondary source material. Results are as of December 31, 2016 and are in 2015 dollars.

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Portfolio Performance

For calendar year 2016, the HIT produced gross and net returns of 2.35% and 1.94%, lagging the Barclays Aggregate by 30 basis points on a gross basis and 71 basis points on a net basis. Over the longer term, however, HIT’s gross returns exceeded the Barclays Aggregate by 44, 38, and 39 basis points, respectively, for 3-, 5-, and 10-year periods ending December 31, 2016, and its net returns also beat the benchmark for the 3-year period.

The HIT’s lack of corporate bonds – which showed exceptional performance for 2016 – and lack of lower credit quality securities – which showed much better performance than higher credit quality securities – were the primary reasons for the benchmark’s higher returns for 2016. Corporate bonds, which represented over 25% of the Barclays Aggregate, posted excess returns of 493 basis points for the year, while AAA, AA, A, and BBB rated securities posted excess returns of 3, 203, 353, and 665 basis points, respectively. Given this market environment, the Barclays Aggregate might have expected to outperform the HIT by a wider margin. The HIT’s ongoing yield advantage, tighter spreads on its multifamily MBS, and slightly short duration position contributed positively to the HIT’s relative performance.

Total Returns: HIT vs. Barclays Aggregate

as of December 31, 2016

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended January 31, 2017 was 0.68%, 2.67%, 2.11%, and 4.35%, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website as www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This is a good time for pension plans and other eligible investors to consider investing in the HIT. With continuing volatility in many asset classes, value can be found in high credit quality fixed-income investments that offer attractive yield spreads to Treasuries.  The HIT’s portfolio has a very low exposure to

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principal loss due to credit risk, so any loss in value due to rising rates in the future should be recovered eventually as the HIT generates higher income going forward in a higher rate environment.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to target the effective duration of its portfolio, generally within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The HIT portfolio’s effective duration is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap. The group also monitors the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities. The percentage of single family (SF) agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities. The HIT’s multifamily (MF) securities allocation typically ranges from 55% to 70% of the portfolio. Restrictions on the portfolio’s holdings of various securities can be found in the HIT’s prospectus. The HIT does not use derivatives or leverage through borrowing.

The composition of the HIT’s portfolio shown below as of December 31, 2016, demonstrates its high credit quality and specialization in multifamily MBS, which totaled 67% of the portfolio. The allocations are based on total investments including unfunded commitments.

HIT Portfolio Composition

As of December 31, 2016

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. The characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

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Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT’s superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk compared to the benchmark, position it well for the future.

Risk Comparison: HIT Portfolio vs. Bloomberg Barclays U.S. Aggregate Bond Index

 As of December 31, 2016

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/Agency & AAA	95.5%	70.8%	Effective Duration	5.49	5.82
A & Below	0.1%	24.4%	Convexity	0.13	0.11
Superior Yield			Similar Call Risk
Current Yield: 23 basis point advantage	3.225%	2.991%	Call Protected	77%	72%
Yield to Worst: 23 basis point advantage	2.788%	2.561%	Not Call Protected	23%	28%

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Because the HIT actively maintains its duration and convexity and its agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark. The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending December 31, 2016 was 97% and has ranged from 93% to 97% in the past five years. The correlation with single family MBS indices is lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above. The correlation between the HIT’s month-over-month returns and those of the Citigroup BIG Mortgage Index for the five years ending December 31, 2016 was 91% and has ranged from 82% to 91% in the past five years.

Average Annual Rolling Returns

December 2001 to December 2016

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During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the graph above, which compares the HIT’s gross returns to the Barclays Aggregate. The HIT has preserved capital and provided consistent income during periods of economic contraction, offering diversification benefits to investors. (For more on performance see page 7.)

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy. She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends. The HIT also contracts with Gary Shilling, an independent economic consultant. Mr. Shilling speaks periodically to staff and produces monthly written reports to provide additional insight and market forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, labor organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT investor’s only expenses are the HIT’s actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held. There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For each of the years ended December 31, 2016, 2015, and 2014, the HIT’s ratio of expenses to average net assets was 41, 43, and 43 basis points, respectively. Expenses may be higher or lower in any given year.

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Risk Management

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors – agency multifamily and agency single family MBS. As of December 31, over 93% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to less than 69% in the Barclays Aggregate. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark. Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with some form of prepayment protection. As of December 31, 2016, 67% of assets were invested in this product.6 Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest approximately 89% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

Over 99% of the HIT's investments are considered liquid securities, largely due to their high credit quality.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group. It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management. All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management. The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $75 million or greater for newly originated mortgage securities or over 2% of net assets for other securities requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, Senior Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark. He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee. The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Senior Portfolio Managers Michael Cook, CFA, FRM, and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Senior Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

6 Including commitments that have not yet been funded.

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The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach. This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review; and (3) an independent annual audit in which every asset as of year-end is independently valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 19 of the 2016 Semi-Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles. The most recent audited financial statements can be found in the 2015 Annual Report, available on the HIT’s website at www.aflcio-hit.com. The HIT’s 2016 Annual Report will be available on the website on March 1, 2017.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to ensure adherence to internal policies and procedures and is required to report directly to the Board of Trustees. The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, valuation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002. HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually. The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, professional liability insurance coverage (Errors and Omissions) totaling $20,000,000, and a fiduciary ERISA bond in the amount of $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion. Therefore, no capacity constraints exist for the foreseeable future. In preparing for growth, the HIT has contracted with industry-leading institutional service providers for ancillary services (such as custodian, transfer agent, and investment accounting services), enabling it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

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The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of December 31, 2016, the HIT had a net asset value of approximately $5.79 billion and 390 institutional investors.

Clients by Type

($ in millions as of December 31, 2016)

	$ Amount	Percentage	Number of Accounts
Public	1,505.0	26.0	12
Taft-Hartley	3,784.6	65.4	210
Other (Labor Organizations)	501.2	8.6	168
Total	5,790.8	100.0	390

Largest Five Accounts and Length of Investment

As of December 31, 2016

Type of Account	Length of Relationship (Since)	% of HIT Net Assets
Northeastern Public Fund	2002	>5.0%
Northeastern Public Fund	2002	4.8%
Western Taft Hartley	1996	4.7%
Northeastern Taft Hartley	1983	4.7%
Western Public Fund	1991	4.1%

Approximately 89% of the dividends received by participants were reinvested in the HIT in 2016. This high reinvestment rate is indicative of investor confidence. Those reinvested dividends provided $135 million of new capital in 2016.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman and labor and management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle. He is assisted by the other officers of the HIT in day-to-day administration. Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for over 40 years. Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors,

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investment consultants, and the pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices and a Midwest regional marketing director.

HIT Offices

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	47
Boston, MA	Investment Sourcing/Marketing/Investor Relations	2
New York, NY	Investment Sourcing/Investor Relations	3
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	1

The HIT encourages staff development and promotion from within. The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education. The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry. The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page. Brief biographies for key members of the Portfolio Management Group are provided below. Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA Senior Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management. In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, FRM, Senior Portfolio Manager, has approximately 15 years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Senior Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations. Mr. Carter holds an MBA from Georgetown University.

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Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	25	25	40+
Ted Chandler	Chief Operating Officer	8	8	30
Erica Khatchadourian	Chief Financial Officer	24	14	28
Nicholas Milano	General Counsel	7	3	23
Chang Suh	Senior Executive Vice President – Chief Portfolio Manager	18	13	22
Michael Cook	Senior Portfolio Manager	14	9	15
J. Guy Carter IV	Senior Portfolio Manager	9	9	16
Sondra Albert	Chief Economist	13	13	19
Debbie Cohen	Chief Development Officer	9	9	30+
Emily Johnstone	Executive Vice President/Managing Director of Defined Contribution Marketing	6	1	20
Christopher Kaiser	Deputy General Counsel and Chief Compliance Officer	10	10	21
Thalia Lankin	Chief Business Development Officer	14	1	17
Harpreet Peleg	Controller	14	9	19
Eric Price	Executive Vice President	12	7	23
Lesyllee White	Executive Vice President/Managing Director of Defined Benefit Marketing	17	11	22
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	16	14	29

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Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The AFL-CIO Housing Investment Trust continues to invest in construction-related projects, providing needed jobs for union construction workers and a boost to local economies across the U.S. The HIT has over 30 years of experience in housing finance; well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable. This expertise has enabled the HIT to support new construction and create union jobs in all environments. The HIT’s staff makes sure that its 100% union labor policy is carried out effectively at every project it finances. The HIT’s investments help to close capital gaps in housing and community development projects.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S. However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT. Whenever possible, the HIT invests in projects in geographic areas where participants or their beneficiaries are located.

The HIT and its Building America subsidiary created over 23,640 union construction jobs under the Construction Jobs Initiative, which concluded in 2016. Beyond the direct construction jobs, more than 26,800 additional jobs have been created in local communities for an estimated total of nearly 50,500 jobs for the U.S. economy since 2009, while generating competitive returns for the HIT’s participants. The total benefits include an estimated $8.0 billion in economic activity, and $359 million in state and local tax and fee revenue and more than $679 million in federal revenue.7

The benefits of HIT’s investments over more than 30 years are even more dramatic. The HIT and Building America have created 77,000 union construction jobs, and nearly 164,000 total jobs across industries. These projects have generated an estimated $25.6 billion in economic benefits for local communities, including $10.1 billion in personal income including health insurance, retirement and other benefits, with over half of the income going to union construction workers. State and local governments have received tax and fee revenue of $1.0 billion and the federal revenue is more than $2.1 billion.7

HIT projects can help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design. Through its Green Jobs Initiative, the HIT has invested $1.6 billion of its capital and Building America has provided $67.5 million of New Markets Tax Credits for a total of 65 LEED-eligible projects and energy efficient rehabilitation and retrofit projects.

7 Estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on HIT project data and secondary source material. Results are as of December 31, 2016 and are in 2015 dollars.

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Highlights of HIT-Financed Projects

Examples of the projects to which the HIT has recently committed financing are shown below. Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

Paul G. Stewart, Phase III, Chicago, IL

The HIT purchased $16.3 million tax-exempt bonds and notes issued by the City of Chicago to help finance the $31.4 million substantial rehabilitation of the third phase of the Paul G. Stewart residential campus. The complex is located in the Bronzeville community on Chicago’s South Side. The HIT helped finance the rehabilitation of phases I and II in 2007. Phase III is a 20-story high rise residential tower constructed in 1976. The project sponsor is Peoples Consumer Co-Operative, an Illinois not-for-profit corporation that was organized in 1937 as a cooperative buying club for African-Americans to purchase quality goods and services. The 180 apartments are restricted to occupants aged 62 years or more whose incomes are at or below 60% of area median income. Construction is expected to create 145 union construction jobs.

Gateway North, Lynn MA

To help finance the $31.1 million new construction of Gateway North, the HIT committed $19.4 million to purchase MassHousing bonds. This is the first multifamily project in Massachusetts that will receive assistance the governor’s $100 million MassHousing workforce housing fund. The units assisted are reserved for families earning between 61% and 120% of area median income (AMI). In addition to 10 workforce housing units, the five-story, 71-unit, mixed-income, mixed-use apartment building will offer 53 affordable units. These will include Section 8 units, and units affordable to families earning up to 50% AMI and up to 60% AMI. In addition, it will provide eight market-rate units, commercial space and parking. It is expected to create some 130 union construction jobs.

Cherry Street Lofts, Bridgeport, CT

The HIT purchased $35.0 million bonds issued by the Connecticut Housing Finance Authority for the $54.4 million adaptive rehabilitation of two historic buildings into 157 apartments. Cherry Street Lofts is a transformative project in the West End-West Side neighborhood of Bridgeport is located adjacent to Amtrak/Metro North rail line and I-95. Cherry Street Lofts is the first multifamily new construction in the area

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in over a decade. Eighty percent of the units (126 apartments), will be affordable to residents making no more than 60% of area median income (AMI). This is the HIT’s first project in Connecticut and it is expected to create approximately 235 jobs for members of the local building and construction trades council.

606 West 57th Street in Manhattan , NY and 33 Bond Street in Brooklyn, NY

The HIT participated in the financing of the affordable housing portions of two large mixed-income, multifamily projects in New York City with its purchase of New York State Housing Finance Agency (NYSHFA) bonds totaling $49.3 million. Together, these projects are expected to create an estimated 520 union construction jobs and 349 apartments affordable to low-income families. The HIT purchased $31 million of tax-exempt variable rate bonds to help finance the 206-unit affordable component of 606 West 57th Street in the Hell’s Kitchen neighborhood of Manhattan and $18.3 million tax-exempt variable rate bonds to help finance 143 affordable units at 33 Bond Street in Brooklyn (shown above).

Elizabeth Seton Pediatric Center, Yonkers, NY

The HIT committed $18.3 million in financing for a $21 million addition to this state-of-the-art, skilled nursing care facility for medically fragile children, which was previously constructed with HIT financing. The addition will house 32 new long-term ventilator beds, tripling the capacity for children with severe respiratory problems. The expanded unit will be covered under the existing collective bargaining agreement with 1199 SEIU United Healthcare Workers East, AFL-CIO. The construction activity is expected to create an estimated 105 on-site union construction jobs.

Zvago at Glen Lake, Minnetonka, MN

To help finance the new construction of this $19 million 54-unit senior cooperative (for those 62 and older), the HIT is providing a $14.8 million investment. The project is located on the northern portion of Glen Lake in Minnetonka, in the southwest suburbs of Minneapolis and is part of the wider Glen Lake Redevelopment Project, which includes a 52-unit mixed-use project built in 2008 and a 159-unit senior apartment community built in 2011. It will provide quality housing for seniors who want to enjoy an independent and active lifestyle. Construction is expected to generate approximately 85 union jobs.

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Conclusion

The HIT’s investment strategy is designed to enhance the value of the portfolio by selectively pursuing multifamily investment opportunities that can offer additional yield and less credit risk relative to the HIT’s benchmark. The strategy seeks to take advantage of the HIT’s experience and expertise in apartment financing. The HIT intends to selectively acquire more high credit quality multifamily assets, including construction-related securities, which are expected to generate competitive returns as well as desirable collateral benefits of union job creation and affordable housing development. The HIT has a diverse pipeline of investment opportunities that include a variety of multifamily debt structures.

Capital contributions from investors permit the HIT to purchase the construction-related securities that are central to its strategy for providing competitive returns coupled with union construction jobs, affordable housing, and community development.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future. Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark. The construction-related multifamily securities that are the HIT’s focus remain attractive investments.

The outlook for the HIT is also enhanced by the continuing need to build and rehabilitate multifamily rental housing, and particularly affordable and workforce housing. Demand for apartments should remain strong for a number of years due to the desire by some individuals and families to rent rather than own, the still limited credit availability for some prospective single family homebuyers, and population growth. These factors should result in continued high demand for construction of apartment buildings. Further, aging multifamily dwellings, many in dense urban markets, require rehabilitation to prolong their useful lives.

As a steward of union and public employee capital engaged in impact investing, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) family-supporting jobs for construction union members; and (3) more livable communities, with good quality affordable housing and a sustainable environment. The HIT’s focus on high credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles.

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How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, which have beneficiaries who are represented by labor organizations. Please see the prospectus for additional information. We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.

Executive Vice President &
Managing Director of

Defined Benefit Marketing

(202) 467-2546

lwhite@aflcio-hit.com

Emily Johnstone

Executive Vice President &
Managing Director of

Defined Contribution Marketing

(415) 640-5204

ejohnstone@aflcio-hit.com

Paul Sommers

Regional Marketing Director

Midwest Accounts

(937) 604-9681

psommers@aflcio-hit.com

Kevin Murphy

Regional Marketing Director

Northeast Accounts

(202) 467-2551

kmurphy@aflcio-hit.com

Brian Norton

Regional Marketing Director

New England Accounts

(508) 776-7007

bnorton@aflcio-hit.com

Debbie Cohen Chief Development Officer (202) 467-2591 dcohen@aflcio-hit.com Julissa Servello Investment Relations Manager (202) 467-2544 jservello@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2016, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

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AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055

www.aflcio-hit.com